SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)
                   January 10, 2005
                        -------------------

Commission     Registrant; State of Incorporation;  I.R.S. Employer
File Number    Address; and Telephone Number        Identification No.
-----------    -----------------------------------  -------------------

1-5324         NORTHEAST UTILITIES                      04-2147929
               -------------------
              (a Massachusetts voluntary association)
              One Federal Street, Building 111-4
              Springfield, Massachusetts 01105
              Telephone:  (413) 785-5871


0-00404       THE CONNECTICUT LIGHT AND POWER COMPANY   06-0303850
              --------------------------------------
              (a Connecticut corporation)
              107 Selden  Street
              Berlin, Connecticut 06037-1616
              Telephone:  (860) 665-5000



                          Not Applicable
                       ---------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7   -  Regulation FD

Item 7.01      Regulation FD Disclosure

     On January 10, 2005, Northeast Utilities ("NU") issued a news release announcing various management and staff changes within its Transmission Group, at The Connecticut Light and Power Company
("CL&P") and in its competitive businesses.   The news release is
incorporated herein. The information contained in this report on Form 8-K, including Exhibit 99, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by NU or CL&P under the Securities Act of 1933, as amended, unless otherwise specified.

Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

          (c)  Exhibits

               Exhibit        Description
               Exhibit 99     NU News Release dated January 10,
                              2005.


                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                    NORTHEAST UTILITIES
                    THE CONNECTICUT LIGHT AND POWER COMPANY
                    (Registrants)


                    By:  /s/ Randy A. Shoop
                             Name:  Randy A. Shoop
                             Title: Vice President and Treasurer




Date:  January 11, 2005